                                                                    Exhibit 99.1

                             Joint Filer Information

Date of Event
Requiring Statement:     September 16, 2011

Issuer Name and Ticker
or Trading Symbol:       YRC Worldwide Inc. [ YRCW ]

Designated Filer:        DBD Cayman Holdings, Ltd.

Other Joint Filers:      DBD Cayman, Ltd.
                         TCG Holdings Cayman II, L.P.
                         TC Group Cayman Investment Holdings, L.P.
                         TC Group CSP II, L.L.C.
                         CSP II General Partner, L.P.
                         Carlyle Strategic Partners II, L.P.
                         CSP II Coinvestment, L.P.

Addresses:               The principal business address of each of DBD Cayman,
                         Ltd., TCG Holdings Cayman II, L.P. and TC Group Cayman
                         Investment Holdings, L.P. is c/o Walkers Corporate
                         Services Limited, Walker House, 87 Mary Street,
                         George Town, Grand Cayman KY1-9001, Cayman Islands.

                         The principal business address of each of  TC Group
                         CSP II, L.L.C., CSP II General Partner, L.P., Carlyle
                         Strategic Partners II, L.P. and CSP II Coinvestment,
                         L.P. is c/o The Carlyle Group, 1001 Pennsylvania Ave.,
                         N.W., Suite 220 South, Washington, DC 20004-2505.

Signatures:

Dated: October 24, 2011
                         DBD Cayman Holdings, Ltd.

                         by:    /s/ John Beczak,
                                ----------------
                                attorney in fact for David M.Rubenstein
                                ---------------------------------------
                         Name:  David M.Rubenstein
                         Title: Ordinary Member

                         DBD Cayman, Ltd.

                         by: DBD Cayman Holdings, Ltd., its sole shareholder

                         by:    /s/ John Beczak,
                                ----------------
                                attorney in fact for David M. Rubenstein
                                ----------------------------------------
                         Name:  David M. Rubenstein
                         Title: Ordinary Member

                         TCG Holdings Cayman II, L.P.

                         by: DBD Cayman, Ltd., its general partner
                         by: DBD Cayman Holdings, Ltd., its sole shareholder

                         by:    /s/ John Beczak,
                                ----------------
                                attorney in fact for David M. Rubenstein
                                ----------------------------------------
                         Name:  David M. Rubenstein
                         Title: Ordinary Member

                         TC Group Cayman Investment Holdings, L.P.

                         by: TCG Holdings Cayman II, L.P., its general partner
                         by: DBD Cayman, Ltd., its general partner
                         by: DBD Cayman Holdings, Ltd., its sole shareholder

                         by:    /s/ John Beczak,
                                ---------------
                                attorney in fact for David M. Rubenstein
                                ----------------------------------------
                         Name:  David M. Rubenstein
                         Title: Ordinary Member

                         TC Group CSP II, L.L.C.

                         by: TC Group Cayman Investment Holdings, L.P., its
                             managing member
                         by: TCG Holdings Cayman II, L.P., its general partner
                         by: DBD Cayman, Ltd., its general partner
                         by: DBD Cayman Holdings, Ltd., its sole shareholder

                         by:    /s/ John Beczak,
                                ---------------
                                attorney in fact for David M. Rubenstein
                                ----------------------------------------
                         Name:  David M. Rubenstein
                         Title: Ordinary Member

                         CSP II General Partner, L.P.

                         by: TC Group CSP II, L.L.C., its general partner
                         by: TC Group Cayman Investment Holdings, L.P., its
                             managing member
                         by: TCG Holdings Cayman II, L.P., its general partner
                         by: DBD Cayman, Ltd., its general partner
                         by: DBD Cayman Holdings, Ltd., its sole shareholder

                         by:    /s/ John Beczak,
                                ----------------
                                attorney in fact for David M. Rubenstein
                                ----------------------------------------
                         Name:  David M. Rubenstein
                         Title: Ordinary Member

                         Carlyle Strategic Partners II, L.P.

                         by: CSP II General Partner, L.P., its general partner
                         by: TC Group CSP II, L.L.C., its general partner
                         by: TC Group Cayman Investment Holdings, L.P., its sole
                             shareholder
                         by: TCG Holdings Cayman II, L.P., its general partner
                         by: DBD Cayman, Ltd., its general partner
                         by: DBD Cayman Holdings, Ltd., its sole shareholder

                         by:    /s/ John Beczak,
                                ---------------
                                attorney in fact for David M. Rubenstein
                                ----------------------------------------
                         Name:  David M. Rubenstein
                         Title: Ordinary Member

                         CSP II Coinvestment, L.P.

                         by: CSP II General Partner, L.P., its general partner
                         by: TC Group CSP II, L.L.C., its general partner
                         by: TC Group Cayman Investment Holdings, L.P., its sole
                             shareholder
                         by: TCG Holdings Cayman II, L.P., its general partner
                         by: DBD Cayman, Ltd., its general partner
                         by: DBD Cayman Holdings, Ltd., its sole shareholder

                         by:    /s/ John Beczak,
                                ---------------
                                attorney in fact for David M. Rubenstein
                                ----------------------------------------
                         Name:  David M. Rubenstein
                         Title: Ordinary Member